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                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-KSB into the Company's previously filed Form S-8.


ARTHUR ANDERSEN

May 16, 1997